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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 10, 2005

                           --------------------------

                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Pennsylvania                   0-20212                 23-1969991
 -----------------------------       -------------          ------------------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


   2400 Bernville Road, Reading, Pennsylvania                    19605
  --------------------------------------------              ---------------
    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [  ]    Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

        [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

        [  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
                under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
                under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARROW INTERNATIONAL, INC.


Item 2.02.  Results of Operations and Financial Condition.

On January 10, 2005, Arrow International, Inc. issued a press release announcing that it has reported in its Form 10-Q for its first quarter of fiscal 2005 that it has decided to accelerate the integration of its NEOCare manufacturing operations into its existing manufacturing structure. In order to facilitate this integration and to address each of the inspectional observations of the U.S. Food & Drug Administration (FDA), the Company has also decided to temporarily cease the manufacture and shipment of its NEOCare product line, including its NeoPICC 1.9 FR Peripherally Inserted Central Catheters (the "NeoPICC Catheters") for which it has recently initiated a voluntary nationwide recall. As a result of this recall, the Company also announced that it has recorded a charge of $500,000 for estimated sales credits relating to the NeoPICC Catheters and has adjusted its previously announced net sales and net income results for the fiscal quarter ended November 30, 2004 accordingly.

A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

        (c)     Exhibits

EXHIBIT NUMBER       DESCRIPTION

99.1                 Press release dated January 10, 2005 issued by Arrow
                     International, Inc.

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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ARROW INTERNATIONAL, INC.


Date: January 11, 2005                   By:  /s/ Frederick J. Hirt
                                              ----------------------------------

                                              Frederick J. Hirt
                                              Chief Financial Officer and
                                              Senior Vice President-Finance
                                              (Principal Financial Officer and
                                              Chief Accounting Officer)

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                                  EXHIBIT INDEX


EXHIBIT      DESCRIPTION                                  METHOD OF FILING
NUMBER       OF EXHIBIT

99.1         Press Release dated January 10, 2005,       Furnished herewith.
             issued by Arrow International, Inc.